                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 11, 2003
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                     ADVANCED REFRIGERATION TECHNOLOGIES, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

      California                   000-25973               68-0406331
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

                       5 Whatney, Irvine, California 92618
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                 949/837-8101
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                 9309 Narnia Drive, Riverside, California 92503
          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.
-------       -------------------------------------

         As of June 11, 2003, Advanced Refrigeration Technologies, Inc., a California corporation (the "Registrant") consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of Joystar, Inc., a Nevada corporation ("Joystar") in exchange for the issuance by the Registrant of a total of 13,880,599 newly issued restricted shares of common voting stock to the Joystar shareholders pursuant to the Agreement and Plan of Reorganization (the "Agreement"), dated as of June 10, 2003, by and between the Registrant and Joystar (the "Closing"). Immediately prior to the share exchange, there were approximately 3,322,840 shares of the Registrant's common stock issued and outstanding. As a result of the acquisition, there were approximately 17,203,439 shares of common stock issued and outstanding.

         Joystar is a provider of online travel services. The company also provides front and back office support to a growing, nationwide network of home-based travel agents.

         Upon the Closing, William M. Alverson was appointed to the Board of Directors of the Registrant. The present officers of the Registrant resigned and William M. Alverson was appointed as the Registrant's President, Chief Financial Officer and Secretary. Subsequently to the Closing, Rick McEwan resigned as a director of the Registrant on June 18, 2003, and Katherine T. West was appointed as a new director.

         The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of the Closing date, is as follows:

                                                         Percent of
                                    Number of            Outstanding
        Name and Address           Voting Shares         Voting Shares
        ----------------           -------------         -------------

     William M. Alverson            10,520,000               61.2%
     Director, President
     CFO & Secretary
     5 Whatney
     Irvine, CA 92618

     Katherine T. West               2,000,000                11.6%
     Director*
     5 Whatney
     Irvine, CA 92618

     Rick McEwan (1)                     -0-                    0%
     Former Officer & Director

     Allan E. Schrum (1)                 -0-                    0%
     Former Director & Officer**

     Clare C. Schrum (1)                 -0-                    0%
     Former Officer

     All directors and officers     12,520,000               72.8%
     as a group (2persons)

(1) Address: 9309 Narnia Drive, Riverside, California 92503.

* Ms. West was appointed to the Board of Directors as of June 18, 2003. Ms. West is married to Mr. Alverson.

** Mr. Schrum resigned from the Board of Directors as of June 20, 2003.

         As of June 18, 2003, there were approximately 73 shareholders of record.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) (b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

         (c) EXHIBITS.

          2.  Agreement and Plan of Reorganization

              2.1 Agreement and Plan of Reorganization dated as of June 10, 2003, between the Registrant and Joystar.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ADVANCED REFRIGERATION TECHNOLOGIES, INC.

Dated: June 25, 2003               By:  /s/ William M. Alverson
                                        --------------------------------
                                        William M. Alverson,
                                        President, Chief Financial Officer
                                        And Secretary

                                     3